UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 30, 2018
DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1048 Industrial Court,
Suwanee, GA 30024
(Address of principal executive offices, including zip code)
(858) 726-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 1, 2018, DMS Heath Technologies, Inc. (“DMS”), an indirect wholly owned subsidiary of Digirad Corporation (“Digirad” or the “Company”) completed the previously announced sale of its customer contracts relating to its post-warranty service business to Philips North America LLC (“Philips”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated as of December 22, 2017, by and between DMS and Philips (the “Transaction”). The post warranty service contracts sold to Philips in the Transaction encompass a portion of the Company’s Medical Device Sales and Service reportable segment as reported in the Company’s period filings on Forms 10-K and 10-Q.

On January 30, 2018, in connection with the closing of the Transaction, Digirad entered into Amendment No. 1 to Revolving Credit Agreement (the “Amendment”) with Comerica Bank, a Texas banking association (“Comerica”), amending the Revolving Credit Agreement, dated June 21, 2017, by and between the Company and Comerica (the “Credit Agreement”). The Amendment amends the Credit Agreement in order to, among other things, reduce the Revolving Commitment from $25,000,000 to $20,000,000 and modify the definition of “Adjusted EBITDA,” “FCCR Capital Expenditures” and “Revolving Credit Commitment”.

The foregoing summaries of the Purchase Agreement and Amendment are qualified in their entirety by reference to the text of the Purchase Agreement, which will be included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment described above under Item 1.01 is incorporated into this Item 2.03 by reference. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.03 by reference.

Item 2.06.	Material Impairments

In connection with the closing of Transaction described above in Item 1.01, the management of the Company is conducting an impairment review under applicable accounting rules to determine whether, and to what extent, the closing of the Transaction creates any impairment to goodwill or other intangible assets.

Item 7.01.	Regulation FD Disclosure

On February 2, 2018, the Company issued a press release relating to the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 7.01 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 To Revolving Credit Agreement, dated January 30, 2018 by and between Digirad Corporation and Comerica Bank.

99.1	Press Release, dated February 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

Date:    February 2, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 To Revolving Credit Agreement, dated January 30, 2018 by and between Digirad Corporation and Comerica Bank.

99.1	Press Release, dated February 2, 2018.